UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2014
Date of Report (Date of Earliest Event Reported)

TALON REAL ESTATE HOLDING CORP.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-53917	26-1771717
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Wayzata Boulevard Suite 1070 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 604-4600
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On September 30, 2014, Talon Bren Road, LLC (“Talon Bren Road”), a Delaware limited liability company that is wholly owned by Talon OP, L.P., a Minnesota limited partnership and the entity through which Talon Real Estate Holding Corp. conducts substantially all of its business, entered into a Loan Modification Agreement (the “Modification”) effective as of September 25, 2014.  The Modification relates to (1) the Promissory Note, dated July 2, 2014, (the “Note”) evidencing a loan from Jackson I, LLC to Talon Bren Road in an aggregate principal amount of $1.14 million (the “Loan”) and (2) the Mortgage and Security Agreement and Fixture Financing Statement, dated July 2, 2014, by and between Talon Bren Road and Jackson I, LLC (the “Mortgage Agreement”).

Pursuant to the Modification, the parties thereto agreed to amend the Note and the Mortgage Agreement to extend the maturity date of the Loan from August 31, 2014 to December 31, 2014.

The foregoing description does not purport to be complete and is qualified in its entirety by the Modification, the Note and the Mortgage Agreement, which are filed as Exhibits 10.1, 10.5 and 10.6 hereto and are incorporated herein by reference.

Item 9.01.

Exhibits.

(d)

Exhibits.

10.1

Loan Modification Agreement by and among Jackson I, LLC, 4330 LLC, 3014-20 LLC, Fairfield Apartments, LLC, Lakes Area Properties, LLC and Talon Bren Road, LLC, effective as of September 25, 2014.

10.5

Promissory Note between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014 (Incorporated by reference to the exhibit of the same number in our Form 8-K dated July 2, 2014, filed on July 9, 2014 (File No. 000-53917)).

10.6

Mortgage and Security Agreement and Future Financing Statement between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014 (Incorporated by reference to the exhibit of the same number in our Form 8-K dated July 2, 2014, filed on July 9, 2014 (File No. 000-53917)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON REAL ESTATE HOLDING CORP.

Date: October 1, 2014	/s/ MG Kaminski
Matthew G. Kaminski
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description	Manner of Filing

10.1	Loan Modification Agreement by and among Jackson I, LLC, 4330 LLC, 3014-20 LLC, Fairfield Apartments, LLC, Lakes Area Properties, LLC and Talon Bren Road, LLC, effective as of September 25, 2014.	Filed Electronically

10.5

Promissory Note between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014 (Incorporated by reference to the exhibit of the same number in our Form 8-K dated July 2, 2014, filed on July 9, 2014 (File No. 000-53917).

Previously Filed

10.6

Mortgage and Security Agreement and Future Financing Statement between Talon Bren Road, LLC and Jackson I, LLC, dated July 2, 2014 (Incorporated by reference to the exhibit of the same number in our Form 8-K dated July 2, 2014, filed on July 9, 2014 (File No. 000-53917).

Previously Filed